                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 13, 2001


I.    RECONCILIATION OF COLLECTION ACCOUNT:
           End of Period Collection Account Balance as of Prior Payment Date:                                      551,999.99
           Available Funds:
                     Contract Payments due and received in this period                                           4,519,164.11
                     Contract Payments due in prior period(s) and received in this period                          279,264.16
                     Contract Payments received in this period for next period                                      68,871.81
                     Sales, Use and Property Tax, Maintenance, Late Charges                                        137,930.22
                     Prepayment Amounts related to early termination in this period                                279,606.74
                     Servicer Advance                                                                              689,073.91
                     Proceeds received from recoveries on previously Defaulted Contracts                                 0.00
                     Transfer from Reserve Account                                                                  11,626.85
                     Interest earned on Collection Account                                                          25,059.34
                     Interest earned on Affiliated Account                                                           1,546.35
                     Proceeds from repurchase of Contracts per Contribution and Servicing Agreement
                        Section 5.03                                                                                     0.00
                     Amounts paid per Contribution and Servicing Agreement Section 7.01 (Substituted
                        contract < Predecessor contract)                                                                 0.00
                     Amounts paid under insurance policies                                                               0.00
                     Any other amounts                                                                                   0.00
                                                                                                                -------------
           Total Available Funds                                                                                 6,564,143.48
           Less: Amounts to be Retained in Collection Account                                                      405,070.28
                                                                                                                -------------
           AMOUNT TO BE DISTRIBUTED                                                                              6,159,073.20
                                                                                                                =============


           DISTRIBUTION OF FUNDS:
                     1.      To Trustee -  Fees                                                                          0.00
                     2.      To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances            279,264.16
                     3.      To Noteholders (For Servicer Report immediately following the Final
                                Additional Closing Date)

                                    a) Class A1 Principal and Interest                                                   0.00
                                    a) Class A2 Principal (distributed after A1 Note matures) and Interest       3,950,560.99
                                    a) Class A3 Principal (distributed after A2 Note matures) and Interest         370,516.12
                                    a) Class A4 Principal (distributed after A3 Note matures) and Interest         595,956.85
                                    b) Class B Principal and Interest                                               84,463.51
                                    c) Class C Principal and Interest                                              169,808.18
                                    d) Class D Principal and Interest                                              115,738.07
                                    e) Class E Principal and Interest                                              155,351.14

                     4.      To Reserve Account for Requirement per Indenture Agreement Section 3.08                     0.00
                     5.      To Issuer - Residual  Principal and Interest and Reserve Account Distribution
                                    a) Residual Interest (Provided no Restricting or Amortization Event in
                                        effect)                                                                     54,371.83
                                    b) Residual Principal (Provided no Restricting or Amortization Event in
                                        effect)                                                                    132,937.84
                                    c) Reserve Account Distribution (Provided no Restricting or Amortization
                                        Event in effect)                                                            11,626.85
                     6.      To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any
                             Other Amounts                                                                         164,535.91
                     7.      To Servicer, Servicing Fee and other Servicing Compensations                           73,941.75
                                                                                                                -------------
           TOTAL FUNDS DISTRIBUTED                                                                               6,159,073.20
                                                                                                                =============

                                                                                                                -------------
           End of Period Collection Account Balance {Includes Payments in Advance & Restricting Event Funds
             (if any)}                                                                                             405,070.28
                                                                                                                =============

II.    RESERVE ACCOUNT

Beginning Balance                                                                                               $2,702,437.25
            - Add Investment Earnings                                                                               11,626.85
            - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                             0.00
            - Less Distribution to Certificate Account                                                              11,626.85
                                                                                                                -------------
End of period balance                                                                                           $2,702,437.25
                                                                                                                =============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                      $2,702,437.25
                                                                                                                =============

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 13, 2001

III.   CLASS A NOTE PRINCIPAL BALANCE
Beginning Principal Balance of the Class A Notes
                           Pool A                       137,717,502.83
                           Pool B                        35,798,668.53
                                                        --------------
                                                                            173,516,171.36
Class A Overdue Interest, if any                                  0.00
Class A Monthly Interest - Pool A                           807,595.46
Class A Monthly Interest - Pool B                           209,928.59

Class A Overdue Principal, if any                                 0.00
Class A Monthly Principal - Pool A                        2,982,389.78
Class A Monthly Principal - Pool B                          917,120.13
                                                        --------------
                                                                              3,899,509.91
Ending Principal Balance of the Class A Notes
                           Pool A                       134,735,113.05
                           Pool B                        34,881,548.40
                                                        --------------      --------------
                                                                            169,616,661.45
                                                                            ==============

----------------------------------------------------------------------------------------
Interest Paid Per $1,000           Principal Paid Per $1,000            Ending Principal
Original Face $237,814,000         Original Face $237,814,000           Balance Factor
         $ 4.278655                        $ 16.397310                    71.323245%
----------------------------------------------------------------------------------------


IV.    CLASS A NOTE PRINCIPAL BALANCE
Beginning Principal Balance of the Class A Notes
                           Class A1                                           0.00
                           Class A2                                   9,367,171.36
                           Class A3                                  65,098,000.00
                           Class A4                                  99,051,000.00

                                                                    --------------

Class A Monthly Interest                                                                173,516,171.36
                           Class A1 (Actual Number Days/360)                  0.00
                           Class A2                                      51,051.08
                           Class A3                                     370,516.12
                           Class A4                                     595,956.85
                                                                    --------------

Class A Monthly Principal
                           Class A1                                           0.00
                           Class A2                                   3,899,509.91
                           Class A3                                           0.00
                           Class A4                                           0.00

                                                                    --------------
                                                                                          3,899,509.91
Ending Principal Balance of the Class A Notes
                           Class A1                                           0.00
                           Class A2                                   5,467,661.45
                           Class A3                                  65,098,000.00
                           Class A4                                  99,051,000.00
                                                                    --------------      --------------
                                                                                        169,616,661.45
                                                                                        ==============

Class A2
--------------------------------------------------------------------------------------------
Interest Paid Per $1,000          Principal Paid Per $1,000                 Ending Principal
Original Face $42,182,000         Original Face $42,182,000                 Balance Factor
       $ 1.210257                       $ 92.444880                           12.962073%
--------------------------------------------------------------------------------------------

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 13, 2001


V.     CLASS B NOTE PRINCIPAL BALANCE
           Beginning Principal Balance of the Class B Notes
                                           Pool A                  2,347,732.56
                                           Pool B                    610,281.72
                                                                   ------------
                                                                                      2,958,014.28

           Class B Overdue Interest, if any                                0.00
           Class B Monthly Interest - Pool A                          14,282.04
           Class B Monthly Interest - Pool B                           3,712.55
           Class B Overdue Principal, if any                               0.00
           Class B Monthly Principal - Pool A                         50,836.19
           Class B Monthly Principal - Pool B                         15,632.73
                                                                   ------------
                                                                                         66,468.92
           Ending Principal Balance of the Class B Notes
                                           Pool A                  2,296,896.37
                                           Pool B                    594,648.99
                                                                   ------------       ------------
                                                                                      2,891,545.36
                                                                                      ============

------------------------------------------------------------------------------------
Interest Paid Per $1,000        Principal Paid Per $1,000           Ending Principal
Original Face $4,054,000        Original Face $4,054,000            Balance Factor
       $ 4.438725                      $ 16.395886                     71.325737%
------------------------------------------------------------------------------------


VI.    CLASS C NOTE PRINCIPAL BALANCE
     Beginning Principal Balance of the Class C Notes
                                           Pool A                  4,694,684.11
                                           Pool B                  1,220,344.46
                                                                   ------------
                                                                                      5,915,028.57

           Class C Overdue Interest, if any                                0.00
           Class C Monthly Interest - Pool A                          29,263.53
           Class C Monthly Interest - Pool B                           7,606.81
           Class C Overdue Principal, if any                               0.00
           Class C Monthly Principal - Pool A                        101,672.38
           Class C Monthly Principal - Pool B                         31,265.46
                                                                   ------------
                                                                                        132,937.84
           Ending Principal Balance of the Class C Notes
                                           Pool A                  4,593,011.73
                                           Pool B                  1,189,079.00
                                                                   ------------       ------------
                                                                                      5,782,090.73
                                                                                      ============

--------------------------------------------------------------------------------------
Interest Paid Per $1,000         Principal Paid Per $1,000            Ending Principal
Original Face $8,107,000         Original Face $8,107,000             Balance Factor
       $ 4.547963                       $ 16.397908                      71.322200%
--------------------------------------------------------------------------------------

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 13, 2001


VII.   CLASS D NOTE PRINCIPAL BALANCE
           Beginning Principal Balance of the Class D Notes
                                           Pool A                  3,130,049.73
                                           Pool B                    813,635.98
                                                                   ------------
                                                                                   3,943,685.71

           Class D Overdue Interest, if any                                0.00
           Class D Monthly Interest - Pool A                          21,519.09
           Class D Monthly Interest - Pool B                           5,593.75
           Class D Overdue Principal, if any                               0.00
           Class D Monthly Principal - Pool A                         67,781.59
           Class D Monthly Principal - Pool B                         20,843.64
                                                                   ------------
                                                                                      88,625.23
           Ending Principal Balance of the Class D Notes
                                           Pool A                  3,062,268.14
                                           Pool B                    792,792.34
                                                                   ------------    ------------
                                                                                   3,855,060.48
                                                                                   ============

-----------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000           Ending Principal
Original Face $5,405,000       Original Face $5,405,000            Balance Factor
       $ 5.016252                     $ 16.396897                    71.323968%
-----------------------------------------------------------------------------------


VIII.  CLASS E NOTE PRINCIPAL BALANCE
           Beginning Principal Balance of the Class E Notes
                                           Pool A                  3,912,366.95
                                           Pool B                  1,016,990.20
                                                                   ------------
                                                                                     4,929,357.15

           Class E Overdue Interest, if any                                0.00
           Class E Monthly Interest - Pool A                          35,374.32
           Class E Monthly Interest - Pool B                           9,195.29
           Class E Overdue Principal, if any                               0.00
           Class E Monthly Principal - Pool A                         84,726.98
           Class E Monthly Principal - Pool B                         26,054.55
                                                                   ------------
                                                                                       110,781.53
           Ending Principal Balance of the Class E Notes
                                           Pool A                  3,827,639.97
                                           Pool B                    990,935.65
                                                                   ------------      ------------
                                                                                     4,818,575.62
                                                                                     ============

-------------------------------------------------------------------------------------
Interest Paid Per $1,000         Principal Paid Per $1,000           Ending Principal
Original Face $6,756,000         Original Face $6,756,000            Balance Factor
       $ 6.597041                      $ 16.397503                     71.322907%
-------------------------------------------------------------------------------------

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 13, 2001


IX.    ISSUERS RESIDUAL PRINCIPAL BALANCE
           Beginning Residual Principal Balance
                                           Pool A                                    4,695,250.11
                                           Pool B                                    1,220,503.16
                                                                                     ------------
                                                                                                       5,915,753.27

           Residual Interest - Pool A                                                   41,442.29
           Residual Interest - Pool B                                                   12,929.54
           Residual Principal - Pool A                                                 101,672.38
           Residual Principal - Pool B                                                  31,265.46
                                                                                     ------------
                                                                                                         132,937.84
           Ending Residual Principal Balance
                                           Pool A                                    4,593,577.73
                                           Pool B                                    1,189,237.70
                                                                                     ------------      ------------
                                                                                                       5,782,815.43
                                                                                                       ============


X.     PAYMENT TO SERVICER

            - Collection period Servicer Fee                                                              73,941.75
            - Servicer Advances reimbursement                                                            279,264.16
            - Tax, Maintenance, Late Charges, Bank Interest and other amounts                            164,535.91
                                                                                                       ------------
           Total amounts due to Servicer                                                                 517,741.82
                                                                                                       ============

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 13, 2001


XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE
POOL A
               Aggregate Discounted Contract Balance, as defined in Indenture
                  Agreement, at the beginning of the related Collection Period                                  156,497,586.30

               Aggregate Discounted Contract Balance of Additional Contracts
                  acquired during Collection Period                                                                       0.00

               Decline in Aggregate Discounted Contract Balance                                                   3,389,079.30
                                                                                                                --------------
               Aggregate Discounted Contract Balance, as defined in Indenture
                  Agreement, at the ending of the related Collection Period                                     153,108,507.00
                                                                                                                ==============

               Components of Decline in Aggregate Discounted Contract Balance:
                   - Principal portion of Contract Payments  and Servicer Advances           3,128,284.04

                   - Principal portion of Prepayment Amounts                                   260,795.26

                   - Principal portion of Contracts repurchased under Indenture
                          Agreement Section 4.02                                                     0.00

                   - Aggregate Discounted Contract Balance of Contracts that have
                          become Defaulted Contracts during the Collection Period                    0.00

                   - Aggregate Discounted Contract Balance of Substitute Contracts
                          added during Collection Period                                             0.00

                   - Aggregate Discounted Contract Balance of Predecessor Contracts
                          withdrawn during Collection Period                                         0.00

                                                                                           --------------
                            Total Decline in Aggregate Discounted Contract Balance           3,389,079.30
                                                                                           ==============


POOL B
               Aggregate Discounted Contract Balance, as defined in Indenture
                  Agreement, at the beginning of the related Collection Period                                   40,680,424.03

               Aggregate Discounted Contract Balance of Additional Contracts
                  acquired during Collection Period                                                                       0.00

               Decline in Aggregate Discounted Contract Balance                                                   1,042,181.97
                                                                                                                --------------
               Aggregate Discounted Contract Balance, as defined in Indenture
                  Agreement, at the ending of the related Collection Period                                      39,638,242.06
                                                                                                                ==============

               Components of Decline in Aggregate Discounted Contract Balance:
                   - Principal portion of Contract Payments  and Servicer Advances           1,025,174.83

                   - Principal portion of Prepayment Amounts                                    17,007.14

                   - Principal portion of Contracts repurchased under Indenture
                          Agreement Section 4.02                                                     0.00

                   - Aggregate Discounted Contract Balance of Contracts that have
                          become Defaulted Contracts during the Collection Period                    0.00

                   - Aggregate Discounted Contract Balance of Substitute Contracts
                          added during Collection Period                                             0.00

                   - Aggregate Discounted Contract Balance of Predecessor Contracts
                          withdrawn during Collection Period                                         0.00

                                                                                           --------------
                            Total Decline in Aggregate Discounted Contract Balance           1,042,181.97
                                                                                           ==============

                                                                                                                --------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                               192,746,749.06
                                                                                                                ==============

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 13, 2001


XIII.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

        POOL A                                                                                   Predecessor
                                                           Discounted           Predecessor      Discounted
        Lease #      Lessee Name                           Present Value        Lease #          Present Value
        -------      --------------------------------      -------------        -----------      ---------------
                     NONE











                                                           -------------                         ---------------
                                              Totals:              $0.00                                   $0.00

        a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                           $0.00
        b) ADCB OF POOL A AT CLOSING DATE                                                        $211,061,551.13
        c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                    0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                      $0.00
b)  Total discounted Contract Balance of Substitute Receivables                       $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
      & Servicing Agreement Section 7.02                                              $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD             YES           NO     X
                                                                                   --------      --------

        POOL B                                                                                   Predecessor
                                                           Discounted           Predecessor      Discounted
        Lease #      Lessee Name                           Present Value        Lease #          Present Value
        -------      --------------------------------      -------------        -----------      ---------------
                     NONE











                                                           -------------                         ---------------
                                              Totals:              $0.00                                   $0.00

              a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                     $0.00
              b) ADCB OF POOL B AT CLOSING DATE                                                   $59,182,173.57
              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL
                    UNLESS RATING AGENCY APPROVES)                                                          0.00%

            * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED
                (>180 DAYS), THE SERVICER HAS FAILED TO ADVANCE,
                OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                      $0.00
b)  Total discounted Contract Balance of Substitute Receivables                       $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
      Contribution & Servicing Agreement Section 7.02                                 $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD             YES           NO     X
                                                                                   --------      --------

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 13, 2001

XIV.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)


        POOL A - NON-PERFORMING                                                                  Predecessor
                                                           Discounted           Predecessor      Discounted
        Lease #      Lessee Name                           Present Value        Lease #          Present Value
        -------      --------------------------------      -------------        -----------      ---------------
                     NONE











                                                           -------------                         ---------------
                                              Totals:              $0.00                                   $0.00

              a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                               0.00
              b) ADCB OF POOL A AT CLOSING DATE                                                  $211,061,551.13
              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                              0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                   $0.00
b)  Total discounted Contract Balance of Substitute Receivables                    $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
      Contribution & Servicing Agreement Section 7.02                              $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD             YES           NO     X
                                                                                   -------       --------

        POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                            Predecessor
                                                           Discounted           Predecessor      Discounted
        Lease #      Lessee Name                           Present Value        Lease #          Present Value
        -------      --------------------------------      -------------        -----------      ---------------
                     NONE











                                                           -------------                         ---------------
                                              Totals:              $0.00                                   $0.00

              a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                 $0.00
              b) ADCB OF POOL B AT CLOSING DATE                                                   $59,182,173.57
              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                              0.00%

            * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS),
              THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS
              BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                      $0.00
b)  Total discounted Contract Balance of Substitute Receivables                       $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
      & Servicing Agreement Section 7.02                                              $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD             YES           NO     X
                                                                                   -------       --------

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 13, 2001


XV.   POOL PERFORMANCE MEASUREMENTS


1.       AGGREGATE DISCOUNTED CONTRACT BALANCE

         CONTRACTS DELINQUENT > 90 DAYS                             TOTAL OUTSTANDING CONTRACTS
         This Month                        2,726,375.17             This Month                    192,746,749.06
         1 Month Prior                     2,819,092.98             1 Month Prior                 197,178,010.33
         2 Months Prior                    2,539,418.55             2 Months Prior                205,610,750.96

         Total                             8,084,886.70             Total                         595,535,510.35

         a) 3 MONTH AVERAGE                2,694,962.23             b) 3 MONTH AVERAGE            198,511,836.78

         c) a/b                                   1.36%


2.       Does a Delinquency Condition Exist (1c > 6% )?
                                                                                               Yes                     No     X
                                                                                                   ----------------       ----------

3.       Restricting Event Check

         A. A Delinquency Condition exists for current period?                                 Yes                     No     X
                                                                                                   ----------------       ----------
         B. An Indenture Event of Default has occurred and is then continuing?                 Yes                     No     X
                                                                                                   ----------------       ----------

4.       Has a Servicer Event of Default occurred?                                             Yes                     No     X
                                                                                                   ----------------       ----------


5.       Amortization Event Check

         A. Is 1c  > 8% ?                                                                      Yes                     No     X
                                                                                                   ----------------       ----------
         B. Bankruptcy, insolvency, reorganization; default/violation of any
              covenant or obligation not remedied within 90 days?                              Yes                     No     X
                                                                                                   ----------------       ----------
         C. As of any Determination date, the sum of all defaulted contracts
              since the Closing date exceeds 6% of the ADCB on the Closing Date?               Yes                     No     X
                                                                                                   ----------------       ----------


6.       Aggregate Discounted Contract Balance at Closing Date                             Balance $270,243,724.70
                                                                                                   ---------------


         DELINQUENT LEASE SUMMARY

                  Days Past Due             Current Pool Balance         # Leases
                        31 - 60                     4,934,682.54               44
                        61 - 90                     1,395,524.24                9
                       91 - 180                     2,726,375.17               20


         Approved By:
         Lisa J. Cruikshank
         Vice President